Pursuant to Rule 497(c)

Registration No. 2-93068

EXCELSIOR TAX-EXEMPT FUNDS, INC.

California Tax-Exempt Income Fund

Intermediate-Term Tax-Exempt Fund

Long-Term Tax-Exempt Fund

New York Intermediate-Term Tax-Exempt Fund

New York Tax-Exempt Money Fund

Short-Term Tax-Exempt Securities Fund

Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2004

(as amended August 19, 2004)

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the California Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund and Tax-Exempt Money Fund (individually, a “Fund” and collectively, the “Funds”) dated July 29, 2004 (the “Prospectuses”). Copies of the Prospectuses may be obtained by writing Excelsior Tax-Exempt Funds, Inc. c/o SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Ernst & Young LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2004, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

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CLASSIFICATION AND HISTORY

Excelsior Tax-Exempt Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company. The Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The California Tax-Exempt Income, New York Intermediate-Term Tax-Exempt, and New York Tax-Exempt Money Funds are classified as non-diversified under the 1940 Act. Each Fund offers one class of shares. The Company was organized as a Maryland corporation on August 8, 1984.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

For ease of reference, the various Funds are referred to as follows: California Tax-Exempt Income Fund as “CA Tax-Exempt Fund”; New York Intermediate-Term Tax-Exempt Fund as “NY IT Tax-Exempt Fund”; and together with the CA Tax-Exempt Fund, the “State Tax-Exempt Funds”; Intermediate-Term Tax-Exempt Fund as “IT Tax-Exempt Fund”; Long-Term Tax-Exempt Fund as “LT Tax-Exempt Fund”; and Short-Term Tax-Exempt Securities Fund as “ST Tax-Exempt Fund,” and together (not including the State Tax-Exempt Funds) the “Tax-Exempt Funds”; New York Tax-Exempt Money Fund as “NY Money Fund” and Tax Exempt Money Fund as “TE Money Fund,” and together with the NY Money Fund, the “Money Funds.”

The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each of the Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). Except as expressly noted below, each Fund’s investment policies may be changed without shareholder approval.

As discussed below under “Net Asset Value and Net Income,” the Money Funds use the amortized cost method to value securities in its portfolio. As such, each Money Fund is required to comply with Rule 2a-7 under the 1940 Act. Under Rule 2a-7, with respect to 100% of each of the TE Money Fund’s total assets, and 75% of the NY Money Fund’s total assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The NY Money Fund’s compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

Additional Investment Policies

CA Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, NY IT Tax-Exempt and ST Tax-Exempt Funds

The Tax-Exempt Funds will invest substantially all of their assets in debt obligations issued by or on behalf of states, territories and possession is of the United States, the District of

Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”) which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, under normal circumstances, each Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding shares.)

The CA Tax-Exempt Fund expects that, under normal circumstances, 80% of the Fund’s net assets will be invested in debt securities of the State of California, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and California personal income taxes (“California Municipal Obligations”). In general, the Fund anticipates that dividends derived from interest on Municipal Obligations (as defined below under “Municipal Obligations”) other than California Municipal Obligations will be exempt from regular federal income tax but may be subject to California personal income taxes. Dividends paid by the Fund may be subject to local taxes regardless of their source. The Fund invests in Municipal Obligations which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding shares.)

The NY IT Tax-Exempt Fund expects that, under normal circumstances 80% of the Fund’s net assets will be invested in debt securities of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and New York State and New York City personal income taxes (“New York Municipal Obligations”). In general, the Fund anticipates that dividends derived from interest on Municipal Obligations (as defined below under “Municipal Obligations”) other than New York Municipal Obligations will be exempt from regular federal income tax but may be subject to New York State and New York City personal income taxes. The Fund invests in Municipal Obligations which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding shares.)

However, from time to time on a temporary defensive basis due to market conditions, each of the above Funds in this subsection may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers’ acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; (v) municipal bond index and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

In seeking to achieve its investment objective, each Fund may invest in “private activity bonds” (see “Additional Information on Portfolio Instruments — Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s total assets when added together with any taxable investments held by that Fund.

The Municipal Obligations purchased by the Funds will consist of: (1) bonds rated “BBB” or higher by S&P or by Fitch Ratings (“Fitch”), or “Baa” or higher by Moody’s, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated “MIG-3” or higher (“VMIG-3” or higher in the case of variable rate notes) by Moody’s, or “SP-3” or higher by S&P, or “F3” or higher by Fitch; and (3) commercial paper rated “Prime-3” or higher by Moody’s, or “A-3” or higher by S&P, or “F3” or higher by Fitch. Securities rated “BBB” by S&P and Fitch or “Baa” by Moody’s are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. A discussion of Moody’s, Fitch’s and S&P’s rating categories is contained in Appendix A.

Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

TE Money and NY Money Funds

The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization (“NRSRO”), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, “Eligible Securities”). The rating symbols of the NRSROs which the Funds may use are described in Appendix A attached hereto.

The TE Money Fund will invest substantially all of its assets in high-quality Municipal Obligations determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its net assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.) The TE Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

Under normal market conditions, at least 80% of the NY Money Fund’s net assets will be invested in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York (“New York Municipal Obligations”) are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see “Additional Information Concerning Taxes” below). As a matter of fundamental policy, the Fund expects that under normal circumstances, at least 80% of its total assets will be invested in New York Municipal Obligations.

The NY Money Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of Municipal Obligations of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody’s in recent years, S&P and Moody’s have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the NY Money Fund’s portfolio. Other considerations affecting the Fund’s investments in New York Municipal Obligations are summarized below under “Special Considerations Relating to New York Municipal Obligations.”

From time to time on a temporary defensive basis due to market conditions, the Money Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant.

Uninvested cash reserves will not earn income. Taxable obligations in which the Money Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers’ acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities.

The Money Funds may also invest from time to time in “private activity bonds” (see “Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s net assets when added together with any taxable investments by the Fund.

Each Money Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Additional Information on Portfolio Instruments

Borrowing and Reverse Repurchase Agreements

Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Futures Contracts

Tax-Exempt and State Tax-Exempt Funds Only

The Tax-Exempt and State Tax-Exempt Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

The Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the “underlying commodity” is represented by various types of fixed-income securities.

The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Each Fund currently intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts.

When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix B for further discussion of futures contracts.

Government Obligations

The Funds may invest in U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association

(“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Funds must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Illiquid Securities

The Funds will not knowingly invest more than 10% of the value of their net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Insured Municipal Obligations

The Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

Investment Company Securities

The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Money Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Obligations. Securities of other investment companies will be acquired by the Money Funds within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, the Money Funds currently intend to limit their investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

The Tax Exempt and State Tax Exempt Funds may also invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Money Market Instruments

“Money market instruments” that may be purchased by the Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC.

For the Money Funds, investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund’s total assets may be invested in any one branch, and that no more than 20% of the Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under “Illiquid Securities.”

For the Tax-Exempt and State Tax-Exempt Funds, investments in time deposits are limited to no more than 5% of the value of the Fund’s total assets at the time of purchase.

Investments by the Tax-Exempt and State Tax-Exempt Funds in commercial paper will consist of issues that are rated “A-3” or better by S&P, “Prime-3” or better by Moody’s, or “F3” or better by Fitch. In addition, each such Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund. These rating symbols are described in Appendix A hereto.

Municipal Obligations

“Municipal Obligations” are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds’ portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund—the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

The Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such “stripped” Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase “stripped” Municipal Obligations, and in addition, the Money Funds intend to purchase custodial receipts, only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. “Stripped” Municipal Obligations are considered illiquid securities subject to the limit described below under “Illiquid Securities.” The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody’s and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Tax-Exempt and Money Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Tax-Exempt and Money Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

The NY Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Obligation or a pool of Municipal Obligations which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligations to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

Before purchasing a tax-exempt derivative for the NY Money Fund, the Adviser is required by the Fund’s Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity’s relevant financial information.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the NY Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Portfolio Turnover

The Tax-Exempt and State Tax-Exempt Funds may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Repurchase Agreements

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund will enter into repurchase agreements only with financial institutions, such as banks or broker/dealers, that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the 10% limitation described below under “Illiquid Securities.”

The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Stand-By Commitments

The Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. “Stand-by commitments” acquired by a Fund will be valued at zero in determining the Fund’s net asset value.

Variable and Floating Rate Instruments

Securities purchased by the Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Tax-Exempt and State Tax-Exempt Funds based upon the Adviser’s determination that their quality at the time of purchase is comparable to at least the minimum ratings set forth on pages 2-3 hereof. In some cases a Fund may require that the issuer’s obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

While the Money Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the SEC. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

The Adviser will consider the earning power, cash flows and other liquidity ratios of the issues of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand.

When-Issued and Forward Transactions

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase “when-issued” securities ever exceed 25% of the value of its assets.

It is expected that forward commitments and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Miscellaneous

The State Tax-Exempt Funds and the TE Money Fund may not invest in oil, gas, or mineral leases.

Special Considerations Relating to California Municipal Obligations

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State of California (sometimes referred to in this section as the “State”), the latest of which is dated June 9, 2004. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and the State has no responsibility to make payment on such local obligations.

General Economic Conditions

The economy of the State of California is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Some of the State’s significant industries are sensitive to trade disruptions in their export markets, and the State’s rate of economic growth, therefore, could be adversely affected.

A significant downturn in U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets. The State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were $59.7 billion in 2001-02, were $61.9 billion in 2002-03, and, as of May 13, 2004, are projected to be $67.0 billion in 2003-04 and $71.2 billion in 2004-05.

It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets

Prior Years’ Financial Results. Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved, with the State’s General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, $1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred through the end of the five fiscal years prior to 2001-02. The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

2002 Budget Act. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. The Legislature passed budget adjustment legislation in the spring of 2003, totaling about $10.1 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. Actual revenues and transfers in 2002-03 were $71.9 billion, with expenditures of $77.9 billion.

2003 Budget Act. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addressed its potential $38.2 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.5 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion).

At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. Governor Schwarzenegger proposed placing a bond measure on the March 2004 ballot which would authorize the issuance of up to $15 billion of economic recovery bonds to replace the fiscal recovery bonds authorized by the 2003 Budget Act. On March 2, 2004, California voters approved both the fiscal recovery bonds and a related balanced budget amendment described under “Economic Recovery Bonds” below.

In December 2003, the Governor proposed additional reductions totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05). Of these proposals, approximately $1.366 billion were either not adopted or became unachievable.

Fiscal Year 2004-05 Budget. The 2004-05 Governor’s Budget, released on January 9, 2004, projects General Fund revenues for 2003-04 of $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates (including a $2 billion increase in major tax revenues due to the improved economic forecast and $3 billion in additional bond proceeds). This budget also forecasts General Fund expenditures for 2003-04 of $78.0 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates (including $2.65 billion in expenditures for vehicle license fee backfill payments to local governments which were suspended by Governor Davis in July 2003, but resumed by Governor Schwarzenegger in November 2003).

The 2004-05 Budget projected that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The budget projected General Fund revenues for 2004-05 of $76.4 billion, a decrease of $1.2 billion compared with revised estimates for 2003-04. General Fund expenditures were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. The budget includes $7.3 billion in program reductions and related cost savings in 2003-04 and 2004-05 combined. Finally, the budget proposes a $1.3 billion property tax shift from local governments to schools. These proposed spending cuts are controversial and there can be no assurance which will eventually be enacted by the Legislature.

In its January 2004 analysis of the 2004-05 Budget, the Legislative Analyst’s Office (the “LAO”) observed that even with spending reductions, the 2004-05 Budget does not fully address the State’s ongoing budget problem – leaving a roughly $6 billion shortfall between expenditures and revenues in 2005-06. The report concludes that additional savings proposals or revenue increases will be necessary to resolve the State’s “chronic budget crisis.”

The Governor released the May Revision to the 2004-05 Budget on May 13, 2004. The 2004 May Revision projected an increase of $3.1 billion in anticipated revenue for the current and prior years. This increase was offset by additional pressures on the General Fund primarily due to caseload increases in benefit plans, an increase in the Proposition 98 guarantee, and court cases. The net effect of the changes together with policy changes included in the 2004 May Revision increased the projected reserve at the end of 2004-05 from $635 million to $998 million.

In its May 2004 report, the LAO commented that on the positive side, the 2004 May Revision has real savings in numerous areas of the budget, and if adopted, it would result in a balanced budget in 2004-05 and leave the State with sufficient economic recovery bond proceeds to address much of the projected structural budget gap for 2005-06. Nevertheless, the LAO observed that it believed that the 2004 May Revision misses an important opportunity to make more meaningful inroads toward eliminating the State’s long-term imbalance because the 2004 May Revision relies on less ongoing savings than the January budget, and in other instances, increases the State’s future spending commitments. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds. As of May 1, 2004, the State had approximately $35.0 billion of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $30.7 billion remained unissued as of that date.

Ratings. As of July 7, 2004, the State’s general obligation bonds were rated A3 by Moody’s, BBB by Standard & Poor’s, and BBB by Fitch Ratings. In May 2004, Moody’s upgraded its rating from BAA1 to A3 and stated that the upgrade reflected a now established trend of recovery in the State’s economy and tax revenues, as well as an improved state budgetary and liquidity outlook. In December 2003, Fitch Ratings lowered the State’s general obligation bond rating to BBB from A citing the State’s heavy reliance on the completion of an increased deficit financing, the tremendous amount of measures needed to close a widening budget gap, and the decision to submit the deficit bonds and the balanced budget proposal for the March 2004 election, which would inject another element of uncertainty. In July 2003, Standard and Poor’s lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor’s stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. It is not presently possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

The cash flow projections included in the 2004-05 Governor’s Budget assume that $12.3 billion of net proceeds from economic recovery bonds will be deposited in the General Fund by June 2004. The State may issue the remainder of authorized economic recovery bonds in future fiscal years. The State’s General Obligation Bond Law authorizes the issuance of short-term bond anticipation notes payable from the proceeds of voter authorized bonds. The State may issue long-term bonds under Proposition 57 or bond anticipation notes followed by takeout long-term bonds, depending upon market conditions and timing requirements.

Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State’s full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

In May 2004, the State issued $7.9 billion of economic recovery bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $8.3 billion. In June 2004, the State offered $3.0 billion of additional economic recovery bonds, which is projected to result in an additional $3.0 billion of net proceeds to the General Fund, for a combined projected General Fund contribution of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the State’s general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of May 1, 2004, the finance committees had authorized the issuance of up to approximately $20.2 billion of commercial paper notes; as of that date approximately $250 million aggregate principal amount of general obligation commercial paper notes was outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of May 1, 2004, the State had approximately $7.3 billion of outstanding lease purchase debt.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had $44.4 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2003.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. With insufficient cash resources to pay the debt service due for previously issued revenue anticipation notes, the State Controller issued $11 billion of Revenue Anticipation Warrants in June 2003 to provide enough additional cash to pay this debt and to pay other State obligations coming due in June 2003 and in the first months of the 2003-04 fiscal year.

The State issued $3 billion of Revenue Anticipation Notes in October 2003, which matured on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance show that there would be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on these notes when due.

Repayment of Energy Loans. The Department of Water Resources (the “DWR”) borrowed money from the General Fund for DWR’s power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund and the banks and commercial lenders financed DWR’s power supply program costs during 2001 that exceeded DWR’s revenues from the sale of electricity. The general purpose of the power supply program was to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

An initial sale of 57.6% of the State’s tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining amount, which produced $2.3 billion in revenue, was completed in September 2003. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

In June 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the vehicle license fee offsets to local governments as of that date. Accordingly, in October 2003, the vehicle license fee paid by taxpayers returned to pre-

1999 levels. In his first days in office, Governor Schwarzenegger rescinded the vehicle license fee increase retroactive to October 1 and his 2004-05 Budget proposes to fully fund the backfill payments. Backfill payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. The Legislature has authorized the repayment in August 2006 of approximately $1.3 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of the higher fees.

The 2004-05 Governor’s Budget proposed to increase transfers to school districts by $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special districts.

Instead of the 2004-05 Governor’s Budget proposal to increase transfers to schools, the Administration and representatives from local government have reached an understanding (which remains subject to approval by the Legislature) on a proposal to revise the State-local fiscal relationship. This proposal, as outlined in the 2004 May Revision, will reduce the vehicle license fee from 2 percent to 0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in vehicle license fee revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

Under the proposed agreement, for 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the vehicle license fee revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the proposed agreement, a constitutional amendment (which is currently being developed) would protect local governments’ property, sales, and vehicle license fee revenues in future years. An initiative measure that also seeks to protect revenues for local governments has already qualified for the November 2004 ballot.

Constitutional, Legislative and Other Factors

Newly approved Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (a) acting on any other bills or (b) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (a) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (b) inter-fund borrowings.

The State is also subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust portfolio.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could effect revenues of the State or public agencies within the State.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

Special Considerations Relating to New York Municipal Obligations

The following information represents special considerations regarding investment in New York Municipal Obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York Municipal Obligations available as of the date of this SAI. The Company has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held by the NY IT Tax-Exempt and NY Money Funds or the ability of particular issues to make timely payments of debt service on these Municipal Obligations.

Economic Trends

Over the long term, the State and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York’s fiscal difficulties were also compounded by last year’s enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

At the beginning of 2003, the State labor market appeared to be improving. For example, the size of the State’s employment loss for the fourth quarter of 2002 was estimated at about 44,000 from the same quarter of the prior year, compared with a 136,000 decline reported for the first quarter of the year. However, the employment growth anticipated by the State’s Division of the Budget (the “DOB”) failed to materialize, in part due to the geopolitical uncertainties. The State’s unemployment rate was 6.3 percent for 2003, 0.4 percentage points higher than projected.

Personal income was also lower than forecast, despite higher than expected inflation. Overall, the performance of the New York economy was in line with expectations. Employment losses have stabilized, however, and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. While the State’s rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. In 2001, while the September 11 attacks resulted in a slowdown in New York that was more severe than to the nation as a whole, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State’s prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State’s economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. The DOB believes that although the State is emerging from recession, the most recent data signals a more sluggish recovery than projected. The volatility of the financial markets is a significant source of risk to the State forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies also could delay the onset of the State’s recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

The State also has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006

On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the DOB issued the Enacted Budget Financial Plan (“State Financial Plan”) on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. On July 30, 2003, the DOB issued the First Quarterly Update to the 2003-04 State Financial Plan (“July Update”), on October 30, 2003, the DOB issued the Mid-Year Update to the 2003-04 State Financial Plan (“Mid-Year Update”) and on January 26, 2004, the DOB issued the Third Quarterly Update to the 2003-04 State Financial Plan (“January Update”). On May 5, 2004, the DOB issued a supplement to the January Update (“May Supplement”). The 2003-04 Governor’s Executive Budget (the “Executive Budget”) reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

According to the May Supplement, the DOB now estimates that the State ended the 2003 04 fiscal year on March 31, 2004, with a General Fund operating surplus of $308 million, or $47 million above the level projected in the January Update. The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion. The closing balance consists of dedicated balances held in the Tax Stabilization Reserve Fund ($794 million), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The surplus, which is transferred separately from the 2003-04 fiscal year to the 2004-05 fiscal year through the tax refund reserve account, is not part of the closing balance.

Total General Fund receipts, including miscellaneous receipts and transfers from other funds, reached $42.33 billion in 2003 04. Year-end receipts were $57 million, or 0.1 percent, above the January Update. The variance results from higher-than-expected tax collections partially offset by lower-than-expected miscellaneous receipts collections ($44 million). In comparison to the State Financial Plan estimates, total General Fund receipts exceeded the forecast by $587 million, or 1.4 percent. The variance reflects the receipt of the $645 million federal revenue sharing grant, the acceleration of $400 million in tobacco securitization proceeds, and a net increase in tax, transfer and miscellaneous receipts collections ($298 million) partially offset by additional deposits into the tax refund reserve account ($756 million).

Spending in the General Fund was $42.06 billion in 2003-04, an increase of nearly $8.3 billion over 2002 03. The annual impact of payment deferrals, which had the effect of lowering 2002 03 spending by $1.9 billion and increasing 2003 04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization, and inflationary pressures, increased by nearly $2.3 billion, followed by growth in federal education aid, State pension costs, and pass-through aid related to World Trade Center recovery efforts.

The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has developed a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. Based on the latest 2004 05 budget projections prior to Executive Budget recommendations to balance the budget, and after reflecting agreement on additional revenues from the consensus revenue process of $150 million to $500 million and new collective bargaining costs from pending labor agreements, the 2004 05 budget gap is roughly $5 billion and the 2005 06 gap is roughly $6.7 billion. The Governor’s 2004 05 Executive Budget recommendations would completely balance the 2004 05 budget, and reduce the 2005 06 budget gap to roughly $2.9 billion.

Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State’s economic recovery.

Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has ended, the threat of future terrorist acts still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State’s economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the State’s general obligation bonds AA, A2 and AA-, respectively.

On December 19, 2000, Standard & Poor’s revised its rating on the State’s general obligation bonds from A+ to AA. On February 5, 2004, Standard & Poor’s reaffirmed its AA rating and its negative outlook on the State’s general obligation bonds. On December 6, 2002, Moody’s revised its outlook on the State’s general obligation bonds to stable from positive. On June 12, 2003, Moody’s reaffirmed its A2 rating and its stable outlook on the State’s general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State’s general obligation bonds from AA to AA-. On June 13, 2003, Fitch Ratings reaffirmed its AA- rating on the State’s general obligation bonds.

New York City

Overview

The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is the nation’s leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2003 through 2007 fiscal years. Implementation of the financial plan is dependent upon the City’s ability to market its securities successfully. The financial plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The 2004-08 Financial Plan

For the 2003 fiscal year, the City’s General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 30, 2003, the City submitted to the State Financial Control Board (the “Control Board”) the June Financial Plan for the 2003 through 2007 fiscal years (the “June Financial Plan”), which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City’s expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The June Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005 through 2007, respectively. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year. The June Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attacks and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income.

On April 29, 2004, the City submitted to the Control Board the Financial Plan for the 2004 through 2008 fiscal years (together with the June Financial Plan, as subsequently modified by financial plans submitted to the Control Board on November 18, 2003, and January 23, 2004, the “City Financial Plan”), which relates to the City and certain entities which receive funds from the City. The City Financial Plan projects revenues and expenditures for the 2004 and 2005 fiscal years balanced in accordance with GAAP, and projects gaps of $3.8 billion, $4.2 billion and $3.6 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-

closing program, a proposed property tax rebate and a pay-as-you-go expenditure program for school construction capital costs. Increases in projected revenues since the June Financial Plan total $1.8 billion, $1.6 billion, $1.0 billion and $1.0 billion in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $1.4 billion, $1.0 billion, $876 million and $901 million in fiscal years 2004 through 2007, respectively, resulting primarily from increases in personal income and business tax revenues, primarily due to improved securities industry profits and the improving local and national economy, and increases in mortgage recording, real property transfer and sales tax revenues. In addition, projected net expenditures have increased since the June Financial Plan by $822 million, $1.9 billion, $1.8 billion and $2.2 billion in fiscal years 2005 through 2007, respectively.

The City Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling approximately $324 million in each of fiscal years 2004 and 2005 and approximately $195 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $150 million and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the City Financial Plan could include increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City’s funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the City Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling between $250 million and $263 million in each of fiscal years 2005 through 2007 and a pay-as-you-go expenditure program for school construction capital costs reflecting increases of $100 million in fiscal year 2004 and $200 million in each of fiscal years 2005 through 2007.

The City Financial Plan also reflects legislation enacted by the State Legislature, over the Governor’s veto, pursuant to which the Local Government Assistance Corporation (“LGAC”) is to make available to the City or its assignee $170 million annually. The City intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation (“STAR Corp.”), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York (“MAC”) otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $1 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. On August 6, 2003, the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation. On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the STAR Corp. challenging the constitutionality of the obligations of LGAC to make the $170 million annual payment and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which, on March 4, 2004, upheld the obligations of LGAC to make the $170 million annual payment. Plaintiffs appealed that decision to the State Court of Appeals which, on May 13, 2004, also upheld the obligation of LGAC to make such payments. On May 13, 2004, LGAC stated that it hopes the City and State will agree on an alternative plan that will allow the City to receive the full support it needs.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The Governor has released the 2004 2005 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 2004 2005 Executive Budget, if adopted by the State Legislature, would provide the City with substantially less assistance than assumed in the City’s gap closing program set forth in the City Financial Plan. In addition, as a result of recent court rulings, the City could face increased school funding costs, which could be determined during the State budget process. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and the City Financial Plan.

It can be expected that the City Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2004, and that the City Council will seek to restore certain agency expenditure reductions in connection with the adoption of the City’s budget for fiscal year 2005. In addition, it is possible that projected savings and revenues will not be realized. The City Financial Plan will be revised at the time the budget for fiscal year 2005 is adopted to reflect any changes in projected revenues or spending, as well as any changes made in connection with any enacted State budget. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo political and other factors which could have a material effect on the City.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State’s Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of the September 11 attacks on the City, the City Financial Plan assumes that the City’s costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority (“TFA”). The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-three fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City’s economy. Coming out of past recessions, the City has typically lagged the nation’s recovery. This is largely due to the fact that the City’s economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City’s service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City’s economy.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the City’s outstanding general obligation bonds A, A2 and A+, respectively.

On May 27, 2003, Standard & Poor’s revised its outlook to stable from negative on the City’s general obligation bonds. On May 10, 2004, Standard & Poor’s reaffirmed its A rating and its stable outlook on the City’s general obligation bonds. On November 15, 2001, Moody’s revised its outlook on the City’s general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City’s economy and the effects of the national economic recession. On January 28, 2004, Moody’s revised its outlook on the City’s general obligation bonds to stable from negative. On February 27, 2004, Moody’s reaffirmed its A2 rating and its stable outlook on the City’s general obligation bonds. On June 26, 2003, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds.

Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, claims involving the adequacy of shelter allowances for families on public assistance, and the recent State Court of Appeals ruling that the State’s financing system for the City’s public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in Jiggetts vs. Dowling, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004, for further proceedings. The State’s finances may also be affected by adverse rulings released to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. While the ultimate outcome and fiscal impact, if any, on the State of these or any other proceedings and claims are not currently predictable, adverse determinations in certain of them may have a material adverse effect upon the State’s ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003, amounted to approximately $4.5 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City’s ability to carry out the City Financial Plan.

INVESTMENT LIMITATIONS

As described below, certain investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to the Funds may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

The following investment limitations are fundamental with respect to the Tax-Exempt Funds. The Tax-Exempt Funds may:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-Exempt Funds’ investment objectives, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options;

4. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions and (b) with respect to the ST Tax-Exempt Fund, there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the ST Tax-Exempt Fund. The Funds may not:

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

The following investment limitations are fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

8. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

9. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.

The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the ST Tax-Exempt Fund. A Tax-Exempt Fund may not:

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. The IT Tax-Exempt and LT Tax-Exempt Funds may not:

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options; and

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

The following investment limitation is fundamental with respect to the ST Tax-Exempt Fund. The ST Tax-Exempt Fund may not:

13. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.

The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. Each of the IT Tax-Exempt and LT Tax-Exempt Funds may not:

14. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations; and

15. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

* * *

In addition to the investment limitations described above, as a matter of fundamental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund’s outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The IT Tax-Exempt and LT Tax-Exempt Funds will not invest more than 20% of the value of their respective total assets in domestic bank obligations.

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Notwithstanding Investment Limitation No. 14, the Funds intend to limit the IT Tax-Exempt and LT Tax-Exempt Funds’ investments in illiquid securities to 10% of such Funds’ net (rather than total) assets.

The IT Tax-Exempt and LT Tax-Exempt Funds may not purchase or sell commodities.

The Funds’ transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds’ prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds’ assets.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund’s future investments will be made in a manner that will bring a Fund into compliance with this requirement.

The following investment limitations are fundamental with respect to the CA Tax-Exempt Fund. The CA Tax-Exempt Fund may not:

16. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

17. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

18. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

19. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

20. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

21. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

22. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

23. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

24. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

25. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

26. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

* * *

In addition to the investment limitations described above, the Fund will not purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This policy may be changed by the Company’s Board of Directors without shareholder approval. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation. With respect to investment limitation 26, the investment limitation shall be measured at the time of the investment; provided that if subsequent to the investment, if the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The following investment limitations are fundamental with respect to the NY IT Tax-Exempt Fund. The Fund may not:

27. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

28. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

29. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to

50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

30. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable;

31. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

32. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

33. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

34. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

35. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

36. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

37. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

38. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

39. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) to invest its assets so that less than 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

* * *

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation. However, with respect to investment limitation 39, the investment limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The following investment limitations are fundamental with respect to the Money Funds. Each Money Fund may not:

40. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the TE Money Fund of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting; and except to the extent that purchase by the NY Money Fund of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

41. Purchase or sell real estate, and except that the TE Money Fund may invest in Municipal Obligations secured by real estate or interests therein; and except that the NY Money Fund may invest in securities secured by real estate or interests therein;

42. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs; and

43. Issue any senior securities, except insofar as any borrowing in accordance with a Fund’s investment limitations might be considered to be the issuance of a senior security.

The TE Money Fund may not:

44. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

45. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

46. Purchase securities on margin, make short sales of securities, or maintain a short position; and

47. Invest in or sell puts, calls, straddles, spreads, or any combination thereof.

The Money Funds may not:

48. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.

The TE Money Fund may not:

49. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

50. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

51. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

52. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

53. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The NY Money Fund may not:

54. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

55. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

56. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

57. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

In addition, the NY Money Fund is subject to the following operating policies. The NY Money Fund may not:

58. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

59. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

60. Invest in companies for the purpose of exercising management or control; and

61. Invest more than 10% of its net assets in illiquid securities.

* * *

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s portfolio securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 48, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

For the purpose of Investment Limitation No. 41, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 44 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

Notwithstanding Investment Limitations Nos. 51 and 61 above, the Company intends to limit the Funds’ investments in illiquid securities to 10% of each Fund’s net (rather than total) assets.

Notwithstanding the proviso in Investment Limitation No. 52, to the extent that the TE Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 52 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

In order to obtain a rating from a rating organization, a Fund will comply with special investment limitations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by Edgewood Services, Inc. (the “Distributor”), a registered broker-dealer and the Company’s sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

At various times the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers’ assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

Shares may be purchased directly by individuals (“Direct Investors”) or by institutions (“Institutional Investors” and, collectively with Direct Investors, “Investors”). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

Shares may be redeemed by an Investor by submitting a written request for redemption to:

Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.)

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, Massachusetts 02266-8529

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, Massachusetts 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor’s account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors may be required to redeem Shares in a Fund after 60 days’ written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, at its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semi-annual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1)	A fixed-dollar withdrawal;

(2)	A fixed-share withdrawal;

(3)	A fixed-percentage withdrawal (based on the current value of the account); or

(4)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Funds, Inc. (“Excelsior Fund” and, collectively with the Company, the “Companies”) or for Shares of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies or Excelsior Funds Trust. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See Excelsior Fund’s Prospectus and Excelsior Funds Trust’s Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies may also refuse an exchange request if they determine that such exchange would not be in the best interests of a Fund or its shareholders. The Companies and Excelsior Funds Trust may modify or terminate the exchange program at any time upon 60 days’ written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York (“U.S. Trust New York”):

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

Automatic Investment Program

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share. The Charter authorizes the Board of Directors to classify or reclassify any unissued shares of the Company into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into nineteen series of shares representing interests in seven portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, shareholders will be entitled to the same distribution process.

Shareholders of the Company is entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s outstanding shares may elect all of the Company’s directors, regardless of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

The Company’s Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company’s common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund’s shareholders at least 30 days prior thereto.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey is the only director deemed to be an “interested person” of the Company as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS

Frederick S. Wonham Age: 73	Director/ Chairman of the Board	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Fund and Excelsior Tax-Exempt Fund; Chairman of the Board and Trustee (since 1997), President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust; Vice Chairman of U.S. Trust Corporation and U.S. Trust Company of New York (from February 1990 until September 1995); and Chairman, U.S. Trust Company (from March 1993 to May 1997).	32	None.

Rodman L. Drake Age: 61	Director	Since 1994	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001); President, Mandrake Group (investment and consulting firm) (1994-1997).	32	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Animal Medical Center of New York (non-profit) (since 2002); Director, Jackson Hewitt Inc. (from June 2004-present).

Mel Hall 316 Chesapeake Drive Great Falls, VA 22066 Age: 59	Director	Since 2000	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since July 2000); Trustee of Excelsior Funds Trust (since July 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	32	Chairman, Comprehensive Health Services, Inc. (since 1991).

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Roger M. Lynch 40 Gem Island Drive Johns Island Club Vero Beach, FL 32963 Age: 64	Director	Since 2001	Retired. Director of Excelsior Fund and Excelsior Tax-Exempt Fund and Trustee of Excelsior Funds Trust (since September 2001); President, Corporate Asset Funding Co., Inc. (asset securitization (from 1987 to 1999); General Partner (from 1980 to 1986) and Limited Partner (from 1986 to 1999), Goldman Sachs & Co.; Chairman, Goldman Sachs Money Markets, Inc. (from 1982 to 1986).	32	Trustee, Fairfield University (since 1996); Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director	Since 1994	Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Retired, 1994 as The Editor, Scientific American and Vice President, Scientific American, Inc.	32	Director, Stone Age
Foundation; and
Master of
Professional Studies,
Interactive
Telecommunications
Program, Tisch
School of the Arts,
New York
University; Member,
Advisory Board,
Stone Age Institute,
Bloomington,
Indiana (since
					2004).

INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director	Since February 2004	Executive Vice President, U.S. Trust Corporation and U.S. Trust New York (since January 2003); President, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (from May 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (1992 to August 2000).	32	N/A

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since February 2004	Managing Director U.S. Trust Company and Chief Operating Officer of Investment Products (since 2003); President, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (since July 2004) Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director, U.S. Trust Company (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002); Chief Investment Officer, Partners Healthcare System (affiliate of Harvard Medical School) (from 1994 to 1997).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/ Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company (since 2004); Chief Financial Officer, AMIC Distribution Partners (2002 to 2004); Controller, Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (1993 to 2000).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Frank Bruno 225 High Ridge Road Stamford, CT 06905 Age: 44	Vice President and Assistant Treasurer	Since 2001	Vice President, U.S. Trust Company, N.A. (since 1994); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (since February 2001).	N/A	N/A

Joseph Leung 225 High Ridge Road Stamford, CT 06905 Age: 38	Vice President and Assistant Treasurer	Since May 2003	Vice President, U.S. Trust Company, N.A. (since March 2003); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (since May 2003); Vice President of Merrill Lynch & Co. (from 2000 to 2002); Treasurer, Vice President and Chief Accounting Officer of Midas Funds, Bexil Fund, Tuxis Fund, Global Income Fund and Winmill & Co. Incorporated (from 1995 to 2000).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 43	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, U.S. Trust (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Lee Wilcox One Freedom Valley Drive P.O. Box 1100 Oaks, PA 19456 Age: 42	Assistant Treasurer	Since June 2002	Employed by SEI Investments since June 2002. Director of Fund Accounting, SEI Investments since June 2002. Senior Operations Manager of Deutsche Bank Global Fund Services (2000-2002), PricewaterhouseCoopers LLP (1995-2000), United States Army (1982-1992).	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 Age: 36	Assistant Treasurer	Since 2001	Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert, Price & Rhoads (1997-1999). Associate at Richter, Miller and Finn (1993-1997).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age:	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001)	N/A	N/A

(1)	Each independent director may be contacted by writing to Excelsior Tax-Exempt Funds, Inc., One Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)	Each director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Company’s financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2004.

The Company’s Board also has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Company’s fiscal year ended March 31, 2004. The Nominating Committee will consider nominees recommended by the Company’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

Effective July 31, 2004, each disinterested director receives an annual fee of $100,000. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each director received an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board was entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each received $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee.

The Directors may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company, N.A. and SEI do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2003. 1

Name of Director	Dollar Range of Equity Securities in the Company		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Disinterested Directors

Frederick S. Wonham	Tax-Exempt Money IT Tax-Exempt Fund	over $100,000 $50,001–100,000	over $100,000

Rodman L. Drake	LT Tax-Exempt Fund	$1–10,000	$1 – 10,000

Morrill Melton Hall, Jr.	Tax-Exempt Money	$1–10,000	$10,000 – 50,000

Roger M. Lynch	None		None

Jonathan Piel	None		None

[1]	Fund Complex means the Company, Excelsior Fund and Excelsior Funds Trust.

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director

James L. Bailey	None	over $100,000

As of June 30, 2004, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

The following chart provides certain information about the fees received by the Company’s directors in the most recently completed fiscal year.

Name of Person/Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Companies and Fund Complex* Paid to Directors
Rodman L. Drake Director	$26,000	None	None	$73,000	(3)**

Roger M. Lynch Director	$25,000	None	None	$70,500	(3)**

Jonathan Piel Director	$25,000	None	None	$69,500	(3)**

Mel Hall Director	$25,000	None	None	$69,500	(3)**

James L. Bailey Director	$0	None	None	$0	(3)**

Frederick S. Wonham Chairman of the Board	$28,750	None	None	$80,500	(3)**

*	The “Fund Complex” consists of the Company, Excelsior Fund and Excelsior Funds Trust.
**	Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements

United States Trust Company of New York and U.S. Trust Company, N.A. (together, “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Directors of the Company. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory

Agreements, the Adviser has agreed to provide the services described in the Prospectuses. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds. The Adviser may, from time to time, voluntarily waive a portion of its respective fees, which waivers may be terminated at any time.

Prior to May 31, 2000, U.S. Trust served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the TE Money Fund; 0.30% of the average daily net assets of the ST Tax-Exempt Fund; 0.35% of the average daily net assets of the IT Tax- Exempt Fund; and 0.50% of the average daily net assets of the LT Tax-Exempt, the CA Tax-Exempt, the NY Money and the NY IT Tax-Exempt Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before March 31, 2005.

For the fiscal years ended March 31, 2004, 2003, and 2002, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
CA Tax Exempt Fund	$93,069	$38,286	$93,354
IT Tax-Exempt Fund	$1,267,449	$1,235,300	$989,810
LT Tax-Exempt Fund	$392,599	$512,944	$546,465
NY IT Tax-Exempt Fund	$895,747	$945,051	$792,552
NY Money Fund	$1,437,399	$1,649,088	$2,019,813
ST Tax-Exempt Fund	$700,613	$533,863	$310,233
TE Money Fund	$3,348,645	$3,166,089	$3,622,648

For the fiscal years ended March 31, 2004, 2003, and 2002, the Adviser’s waivers reduced advisory fees by the following:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
CA Exempt Income Fund	$230,672	$—	$190,344
IT Tax-Exempt Fund	$135,324	$122,625	$299,947
LT Tax-Exempt Fund	$25,555	$29,992	$86,319
NY IT Tax-Exempt Fund	$15,817	$16,698	$29,926
NY Money Fund	$1,058,879	$15,227	$1,301,481
ST Tax-Exempt Fund	$234,580	$169,473	$47,537
TE Money Fund	$1,947,158	$2,868,380	$2,587,878

At a meeting held on July 30, 2004, the Company’s Investment Advisory Agreements with the Adviser were approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party thereto. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities.

The directors reviewed the written and oral presentations provided by the Adviser in connection with the directors’ consideration of the renewal of the Investment Advisory Agreements. The written materials included a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual and actual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (i.e. contractual management fees and actual management fees, administrator fees, Rule 12b-1 fees and shareholder servicing fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

Following the Adviser’s presentations, the disinterested directors met separately to evaluate the proposed renewal of the Investment Advisory Agreements. The directors considered the scope and quality of services provided by the Adviser, including the personnel who would be responsible for providing services to the Company, and the Adviser’s reputation and long-standing relationship with the Company. They also considered the performance history of the Company’s Funds and of the Adviser. The directors reviewed the Funds’ contractual advisory fee rates; the contractual fee waivers and expense reimbursements to which the Adviser had agreed; and the Funds’ respective operating expense ratios. In addition, the directors reviewed and considered a profitability report of the services the Adviser provided to the Company on a Fund-by-Fund basis, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale.

After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Companies. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by either of them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

SEI, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company, N.A. (together, the “Administrators”) serve as the Company’s administrators and provide the Funds with general administrative and operational assistance. SEI serves as one of the Company’s Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the “Administration Agreement). Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, “exempt interest dividends” and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds’ financial accounts and records, and generally assist in the Funds’ operations.

The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Funds and Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all portfolios of the Company, Excelsior Funds and Excelsior Funds Trust (except for the international portfolios of Excelsior Fund and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust) as follows:

Combined Aggregate Average Daily Net Assets of the Company, Excelsior Fund and Excelsior Funds Trust (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust)
Annual Fee

First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Fund and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time.

For the fiscal years ended March 31, 2004, 2003, and 2002, the Funds paid the following for administration fees:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
CA Tax Exempt Income Fund	$72,058	$67,737	$67,552
IT Tax-Exempt Fund	$446,047	$379,701	$438,020
LT Tax-Exempt Fund	$93,079	$119,386	$151,590
NY IT Tax-Exempt Fund	$202,901	$204,563	$203,329
NY Money Fund	$555,732	$651,482	$792,591
ST Tax-Exempt Fund	$346,919	$260,953	$140,071
TE Money Fund	$2,357,340	$2,636,599	$2,965,158

For the fiscal years ended March 31, 2004, 2003, and 2002, the Funds Administrators voluntarily agreed to waive administration fees as follows:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
CA Tax Exempt Income Fund	$25,899	$25,175	$18,693
IT Tax-Exempt Fund	$160,319	$157,920	$122,107
LT Tax-Exempt Fund	$33,453	$45,395	$40,778
NY IT Exempt Fund	$72,926	$76,876	$54,656
NY Money Fund	$199,704	$204,614	$217,087
ST Tax-Exempt Fund	$124,693	$94,665	$41,199
TE Money Fund	$847,336	$982,902	$810,861

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund’s payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund’s shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by Administrative Services Plans (the “Plans”) adopted by the Company. Pursuant to the Plans, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Disinterested Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company’s will be committed to the discretion of such Disinterested Directors.

For the fiscal year ended March 31, 2004, the Company made payments to Shareholder Organizations on behalf of the Funds in the following amounts:

	Total Paid	Amount Paid to Affiliates of U.S. Trust
CA Tax Exempt Income Fund	$103,599	$101,934
IT Tax-Exempt Fund	$275,566	$147,989
LT Tax-Exempt Fund	$39,400	$34,897
NY IT Tax-Exempt Fund	$24,543	$22,614
NY Money Fund	$220,725	$30,088
ST Tax-Exempt Fund	$245,730	$244,572
TE Money Fund	$2,677,048	$1,947,158

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including the Funds’ portion of the fees paid to the Company’s directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, New York 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Funds may engage in frequent trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Prospectuses for the Funds’ portfolio turnover rates.

Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the markets and the economy.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2004, the Funds did not hold any securities of the Company’s regular brokers or dealers or their parents.

PORTFOLIO VALUATION

Assets in the Funds which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange, except those listed on the National Associate of Securities Dealers Automated Quotation System (“NASDAQ”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event the NOCP is unavailable, at the last sale price. Securities for which there were no sales are valued at the mean of the last bid and asked prices. Securities listed or traded on more than one exchange are valued at the quotation on the exchange determined to be the primary market for such security. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Option and futures contract listed for trading on a securities exchange or board of trade are valued at the last sales price quoted on the principal exchange or board of trade, or in the absence of a sale, the mean between the last bid and asked prices. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. Gold and silver bullion if held by a Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange.

Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Company’s Board of Directors. In addition, when an event subsequent to the time at which value of a security is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. For valuation purposes, quotations of foreign securities in currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such days, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund’s shares. The Company’s administrators have undertaken to price the securities in the Funds’ portfolio, and may use one or more independent pricing services in connection with this service.

SEI and the Adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If SEI and the Adviser agree that the quoted price of a security is suspect, the price of a security will be determined as follows: SEI will refer to at least two independent brokers from whom it will obtain a price for the security, SEI will average the two prices and inform the Adviser of the new price. That price will be used unless SEI and the Adviser believe it is suspect. In addition, securities for which market quotations are not readily available will be valued at their “fair value” by SEI. For this purpose, “fair value” shall mean a price which, considering the factors listed below and such other information as it believes relevant, SEI and the Adviser estimate it could receive in cash within 7 days were the securities to be sold. Such value will be cost if SEI and the Adviser determine such valuation is appropriate after considering the factors listed below. SEI and the Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Directors each valuation will be ratified or amended as appropriate. The following are among the factors SEI and the Adviser shall consider when determining the “fair value” of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, SEI and the Adviser believe that the new price is suspect, or believe that a security priced at cost should be re-evaluated, the Adviser shall so inform the Company’s Secretary and a meeting of the Company’s Board of Directors shall be called to determine what actions should be taken.

NET ASSET VALUE AND NET INCOME

The Company uses the amortized cost method of valuation to value Shares in the Money Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Money Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company’s Board of Directors has established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund’s outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund’s assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of the Company (e.g., administrative, legal, accounting, and directors’ fees) prorated to each portfolio of the Company on the basis of their relative net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA, 02116, serve as auditors of the Company. The Funds’ Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2004, incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the prospectuses.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as dividend income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

Interest on indebtedness incurred by a shareholder to purchase or carry the Fund’s Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for a Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund’s portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Fund for such year.

Interest on indebtedness incurred by a shareholder to purchase or carry a Fund’s shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Tax-Exempt or State Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

The Money Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Money Funds’

investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as dividend income (whether paid in cash or additional shares).

California

As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders (including interest income on California Municipal Obligations for franchise tax purposes). The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Obligations”), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”). For this purpose, California Exempt Obligations are generally limited to California Municipal Obligations and certain U.S. Government and U.S. Possession obligations. A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for Shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See “Additional Information Concerning Taxes — Federal” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

New York

Distributions from the NY IT Tax-Exempt and NY Money Funds will generally be exempt from federal, New York State and New York City taxes.

The foregoing discussion is based on federal, California and New York state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state and local taxes. Shareholders will be advised at least annually as to the federal, California and New York personal income tax consequences of distributions made each year.

PROXY VOTING PROCEDURES

The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C and Appendix D set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of its clients.

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix E, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix C, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix D, U.S. Trust will vote in accordance with the guidelines set forth in Appendix D.

3.	With respect to any matter which is not identified in either Appendix C or D, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix C and Appendix D if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Company, U.S. Trust Company of New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to a Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the net asset value of a Fund’s shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

CA Tax-Exempt Fund 88.29%

IT Tax-Exempt Fund 88.16%

LT Tax-Exempt Fund 79.32%

NY IT Tax-Exempt Fund 88.47%

NY Money Fund 84.06%

ST Tax-Exempt Fund 95.15%

TE Money Fund 96.44%

As of June 30, 2004, the Directors and officers as a group owned beneficially less than 1% of all the Funds’ outstanding shares.

As of June 30, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund’s shares:

Name and Address	Percentage of Fund	Nature of Ownership
CA Tax-Exempt Fund Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4122	8.17%	Record

IT Tax-Exempt Fund None

LT Tax-Exempt Fund Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4122	6.65%	Record

Name and Address	Percentage of Fund	Nature of Ownership
NY IT Tax-Exempt Fund None

NY Money Fund None

ST Tax-Exempt Fund None

TE Money Fund None

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company’s Annual Reports to Shareholders for the fiscal year ended March 31, 2004 (the “2004 Annual Reports”), for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2004 Annual Reports are incorporated by reference herein. The financial statements included in the 2004 Annual Reports for the Funds have been audited by the Company’s independent registered public accounting firm, Ernst & Young LLP, whose reports thereon also appear in the 2004 Annual Reports and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2004 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes To Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn. Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

The Tax-Exempt and State Tax-Exempt Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.	Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.	Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.	Options on Futures Contracts.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.	Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

APPENDIX C

ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered as routine and therefore will be voted in a manner consistent with the recommendations of management of the issuer:

1.	Ratification of Auditors

2.	Change Date/Location of Annual Meeting

3.	Amend Articles/Charter – General Matters

4.	Change Corporation Name

5.	Classification of the Board of Directors

6.	Approval of Stock Splits/Reverse Splits

7.	Reduction of authorized common stock

8.	Increase in capital stock for shareholder rights plan

9.	Reduction of authorized preferred stock

10.	Issuance of shares in connection with an acquisition

11.	Formation of a holding company

12.	Amend Charter/By Laws to include or remove anti-takeover provisions

13.	Eliminating the right to act by written consent

14.	Removing directors for cause

15.	Adopt/increase or reduce supermajority vote requirement

16.	Adopt or amend shareholder rights plan

17.	Eliminating the right to call a special meeting

18.	Renewal of shareholder rights plan

19.	Establishing term limits for directors

20.	Requiring two candidates for each board seat

21.	Confidential voting

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22.	Discretionary voting of unmarked proxies

23.	Special reports on charitable/political contributions and activities

24.	Increasing or decreasing the number of directors

25.	Electing directors (excepting merger or contested) –

26.	Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously

27.	Proposals to create a governance committee

28.	Shareholder proposals not Identified in Appendix D

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APPENDIX D

SPECIFIC NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

Paragraph 1.	Management proposals against cumulative voting for the election of directors.

Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board, can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent shareholder interests. Furthermore, we assert that corporate managements often operate with shareholders’ interests in mind when selecting directors. Thus, we will typically vote for management’s proposals against cumulative voting for the election of directors.

Paragraph 2.	Management proposals for extinguishing shareholder preemptive rights.

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount from the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Thus, we will typically vote for management’s proposals to extinguish such rights.

Paragraph 3.	Management proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for key employees.

U.S. Trust supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including “stock appreciation rights” or “contingent credits” are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We will typically vote for proposals to establish or improve incentive compensation plans

Paragraph 4.	Management proposals for establishing or amending employee savings, employee stock ownership plans or investment plans.

U.S. Trust believes that employee savings plans, including ESOPs (employee stock ownership plans) and ESPPs (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 5.	Management proposals for establishing or amending Executive Incentive Bonus Plans.

U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is independent of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 6.	Management proposals to require annual election of all directors.

U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. We will typically vote for proposals against classification of the board.

Paragraph 7.	Management proposals for re-incorporation under the laws of a different state.

A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in shareholders’ interest for corporations in the long-term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal. As such, we will typically vote for proposals regarding reincorporation.

Paragraph 8.	Amendments to the Charter or By-Laws to provide limits to liability of directors, in their role as directors; contractual agreements concerning directors’ liability.

In the long-term, it is in the shareholders’ financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as “outside” directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation. As such, we will typically vote for such proposals.

Paragraph 9.	Management proposals for the approval of asset sales, reorganizations & restructurings.

Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacts the economic value of the corporation, and 2) the corporation believes it can sell its asset for a financial gain to a buyer who can make better use of such assets. We further believe that management best understands the corporation’s assets and the marketable economic value of such assets and generally seeks the appropriate courses of action to pursue when assets are creating diseconomies. Thus, unless such proposals involve a proxy contest, we will typically vote for such proposals.

Paragraph 10.	Shareholder Proposals to establish a nominating committee of the board of directors.

A separate nominating committee, composed entirely of a majority of outside directors, is often proposed by shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. We believe that there is no evidence that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee. As such, we will typically vote against such proposals.

Paragraph 11.	Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.

Traditionally director compensation has included annual cash retainers, meeting fees, and committee fees. Starting in the late 1980s, additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation is stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then we will typically vote for such proposals.

Paragraph 12.	Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment.

The usual reason cited for such proposals is to have “fresh faces” on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposed to shareholder interests. We believe management and the board of directors best understands the board’s composition, strengths and weaknesses and know best when to make changes to its composition. As such, we will typically vote against such proposals.

Paragraph 13.	Shareholder proposals to report on fees paid to the independent registered public accounting firm.

The annual audit of a corporation’s accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. As such, we will typically vote against such proposals.

Paragraph 14.	Shareholder proposals on the reporting of government service of employees.

The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization. As such, we will typically vote against such proposals.

Paragraph 15.	Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

The vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public. As such, we will typically vote against such proposals.

Paragraph 16.	Shareholder proposals to prohibit dealings with certain countries.

We believe that most U.S. corporations attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise may result in the corporation’s incurring major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. As such, we will typically vote against such proposals.

Paragraph 17.	Shareholder proposals to proclaim political non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon “lobbying” activities.

With few exceptions, corporations comply with federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions of corporate funds. Corporations also generally avoid prescribing or monitoring contributions of individual employees, which could be an illegal invasion of such employees rights as citizens. Corporations also establish procedures to avoid potential conflicts of interest which arise from previous affiliations of employees or affiliations of principals of outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting the affiliations of large numbers of employees would provide little use to shareholders and would be associated with unnecessary expense. As such, we will typically vote against such proposals.

Paragraph 18.	Shareholder proposals for special reports on aspects of the business, markets, prices and product policies.

Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a corporation’s operations fall into one of two categories: 1) proprietary information – of which publication is not in the shareholder’s best interests and 2) analytical and operating data – for which publication is in the shareholder’s best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data. As such, we will typically vote against such proposals.

It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today’s business environment. At U.S. Trust, we support the efforts of a corporation to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 19.	Shareholder proposals to limit the number of other public corporation boards on which the CEO serves.

The usual reason cited in proposals to limit the number of public corporation boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the corporation. However, we believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust, we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. As such, we will typically vote against such proposals.

Paragraph 20.	Shareholder proposals to limit consulting fees to an amount less than audit fees.

Today’s corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, corporation management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the corporation’s accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the corporation’s shareholders. As such, we will typically vote against such proposals.

Paragraph 21.	Shareholder proposals to require the expensing of stock options.

Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a corporation’s stock options should be expensed. As such, we will typically vote against such proposals.

Paragraph 22.	Shareholder proposals to require that a majority of the board be independent.

U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze corporation strategy and performance. As such, we will typically vote for such proposals.

Paragraph 23.	Proposals restricting business conduct for social and political reasons.

Our investment philosophy and our commitment to our customers is to own for them what we believe represents good long-term investment value and meets their investment objectives. We do not consider social and political matters other than in the way they may affect present and prospective valuations and returns. That said, we note that our focus on owning good businesses naturally leads to an emphasis on social responsibility. Simply put, companies that do not conduct themselves in an ethical/socially responsible matter are not likely to be outstanding long-term investments and, by definition, do not qualify as good businesses. We recognize that there is no single universally accepted definition of what constitutes “socially responsible investing.” We believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. As such, we will typically vote against such proposals.

APPENDIX E

CONFLICTS PROCEDURES

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts	Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts	Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it s U.S. Trust’s policy to abstain from voting on these matters.

General	Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

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US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations- A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

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